UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 2004


                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



           Minnesota                      0-944                 41-0783184
--------------------------------------------------------------------------------
  (State or other jurisdiction    (Commission file number)    (I.R.S. Employer
        of incorporation)                                    Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Section 9 - Financial Statements and Exhibits

     Item 9.01 Possis Medical Inc. Reports Quarterly and Yearly Financial
               Results

     On September 14, 2004, the Company issued a press release reporting operating results for its fourth quarter and fiscal year ending July 31, 2004. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

     (c) Exhibits.

     99.1 Press Release, dated September 14, 2004, issued by Possis Medical,
          Inc.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 14, 2004
                                                     POSSIS MEDICAL, INC.



                                                     By: /s/ Eapen Chacko
                                                         -----------------------
                                                         Eapen Chacko
                                                         Vice President, Finance

                                  EXHIBIT INDEX

 Exhibit No.           Description
 -----------           -----------

    99.1               Press Release, dated September 14, 2004, issued by Possis
                       Medical, Inc.